File No. 333-______

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 2015

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [ ]

Jackson Variable Series Trust
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way
Lansing, Michigan 48951
(Address of Principal Executive Offices)

(517) 381-5500
(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive
Suite 1200
Chicago, Illinois 60606
(Mailing Address)

With copies to:

DIANA R. GONZALEZ, ESQ. Jackson Variable Series Trust Assistant Vice President 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on July 20, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: shares of beneficial interest in the series of the registrant designated as the JNL/The Boston Company Equity Income Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-177369 and 811-22613).

JACKSON VARIABLE SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

July 20, 2015

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNAM Guidance – Equity Income Fund (the “Guidance Equity Income Fund” or the “Acquired Fund”), a series of Jackson Variable Series Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on August 31, 2015 at 9:00 a.m., Eastern Time (the “Meeting”). At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/The Boston Company Equity Income Fund (the “Acquiring Fund”), a series of the Trust.

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and only the Acquiring Fund is sub-advised by an investment sub-adviser. If the Reorganization is approved and implemented, each person that invests indirectly in an Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, on September 18, 2015 or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (“Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date. In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs (together, the “Programs”). In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek total return. If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the Reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. You will be provided with an additional notification of this free-transfer policy on or about September 21, 2015.

If you want to change your allocation instructions as to your future premium payments or the Programs, or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on July 6, 2015. The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
Jackson Variable Series Trust

JACKSON VARIABLE SERIES TRUST

JNAM Guidance - Equity Income Fund

1 Corporate Way
Lansing, Michigan 48951
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 31, 2015
________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNAM Guidance - Equity Income Fund (the “Guidance Equity Income Fund” or the “Acquired Fund”), a series of Jackson Variable Series Trust (the “Trust”) will be held on August 31, 2015, at 9:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the Guidance Equity Income Fund into the JNL/The Boston Company Equity Income Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on July 6, 2015. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board,

Mark D. Nerud
President and Chief Executive Officer

July 20, 2015
Lansing, Michigan
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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNAM GUIDANCE - EQUITY INCOME FUND
A SERIES OF THE JACKSON VARIABLE SERIES TRUST

TO BE HELD ON: August 31, 2015

DATED: JULY 20, 2015

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of July 6, 2015 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNAM Guidance - Equity Income Fund (the “Guidance Equity Income Fund” or “Acquired Fund”), a series of Jackson Variable Series Trust (the “Trust” or “JVST”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner voting instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about July 20, 2015.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund. At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing
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later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
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PROXY STATEMENT

for

JNAM Guidance - Equity Income Fund, a series of the Jackson Variable Series Trust

and

PROSPECTUS

for

JNL/The Boston Company Equity Income Fund, a series of Jackson Variable Series Trust

Dated
July 20, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of July 6, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNAM Guidance - Equity Income Fund (the “Guidance Equity Income Fund” or the “Acquired Fund”), a series of Jackson Variable Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of July 6, 2015. Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on August 31, 2015, at 9:00 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the Guidance Equity Income Fund into the JNL/The Boston Company Equity Income Fund (the “TBC Equity Income Fund”), also a series of the Trust.
Shareholders of the Guidance Equity Income Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.” The TBC Equity Income Fund is herein referred to as the “Acquiring Fund.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about July 20, 2015. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Trust, each dated April 27, 2015, as supplemented, with respect to the Guidance Equity Income Fund and the TBC Equity Income Fund (File Nos. 333-177369 and 811-22613);

2.
The Annual Report to Shareholders of the Trust with respect to the Guidance Equity Income Fund and the TBC Equity Income Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);

3.	The Statement of Additional Information dated July 20, 2015, relating to the Reorganization (File No. 333- ).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the Trust’s Annual Report listed above, which has been furnished to Contract Owners. Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review proxy material, reports and other information about the Trust at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.
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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of July 6, 2015 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has one share class (“Acquired Fund Shares”). The Acquiring Fund also only has one share class (the “Acquiring Fund Shares”).

The Plan of Reorganization provides for:

·	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

·	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

·	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

·	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on September 18, 2015, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date. Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund. The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date. The Trust believes that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Trust’s Board of Trustees (the “Board”) unanimously approved the Plan of Reorganization with respect to the Funds. Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the

Plan of Reorganization generally. The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE GUIDANCE EQUITY INCOME FUND INTO THE TBC EQUITY INCOME FUND.

This Proposal requests the approval of Guidance Equity Income Fund shareholders of the Plan of Reorganization pursuant to which the Guidance Equity Income Fund will be reorganized into the TBC Equity Income Fund.

In considering whether you should approve this Proposal, you should note that:

·
The Funds have different investment objectives. The Guidance Equity Income Fund seeks a potentially rising stream of income by investing in a selection of companies with a multiple-year history of increasing their dividend payouts over the long-term with some risk control through investment in other funds (the “Underlying Funds”), while the TBC Equity Income Fund seeks total return (consisting of capital appreciation and income).

·
The Funds also employ different investment policies in seeking to achieve those objectives. The Guidance Equity Income Fund is a fund-of-funds that invests in Underlying Funds that focus primarily in equity-oriented securities of issuers in the U.S. and foreign countries, including emerging markets that pay a dividend. In determining allocations of the Guidance Equity Income Fund’s assets to any particular Underlying Fund, the Adviser (as defined below) considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure. The TBC Equity Income Fund is directly managed and utilizes a sub-adviser to focus on dividend-paying equity securities and other investments and investment techniques that provide income, including covered call strategies. The TBC Equity Income Fund’s sub-adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The TBC Equity Income Fund will emphasize those stocks with value characteristics, although it may purchase growth stocks. The Guidance Equity Income Fund and the TBC Equity Income Fund have most of the same fundamental policies, except that the Guidance Equity Income Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), while the TBC Equity Income Fund is a diversified fund. In general, a non-diversified fund may invest more of its assets in fewer issuers than a diversified mutual fund. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.

·
The Funds have some overlap in their risk profiles, although there are differences of which you should be aware. Each Fund’s principal risks include equity securities risk, foreign regulatory risk, managed portfolio risk and market risk. The Guidance Equity Income Fund, however, also is subject to allocation risk, commodity risk, counterparty risk, credit risk, currency risk, derivatives risk, emerging markets and less developed countries risk, fixed income risk, foreign securities risk, leverage risk, liquidity risk, micro-cap company risk, non-diversification risk, sector risk, settlement risk and underlying funds risk, while these generally are not principal risks for the TBC Equity Income Fund. In addition, the principal risks of investing in the TBC Equity Income Fund also include investment style risk and options risk, which are not principal risks of investing in the Guidance Equity Income Fund and may result in an increased risk profile with respect to these investments. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

·
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) currently serves as the investment adviser and administrator for each Fund and would continue to manage and administer the TBC Equity Income Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the Trust’s Board of Trustees, to appoint, dismiss and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. While the Guidance Equity Income

Fund does not utilize a sub-adviser, JNAM has appointed the following sub-adviser to manage the assets of the TBC Equity Income Fund – The Boston Company Asset Management LLC (“The Boston Company”). It is anticipated that The Boston Company will continue to advise the TBC Equity Income Fund after the Reorganization. For a detailed description of the Adviser and the TBC Equity Income Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “- The Sub-Adviser” below.

·
The Guidance Equity Income Fund and TBC Equity Income Fund had net assets of approximately $72.3 million and $63.6 million, respectively, as of March 31, 2015. Thus, if the Reorganization had been in effect on that date, the combined Fund (“Combined Fund”) would have had net assets of approximately $135.9 million.

·
Shareholders of the Guidance Equity Income Fund will receive shares of the TBC Equity Income Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 (the "Code"). Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

·
The total annual operating expense ratio for the TBC Equity Income Fund is significantly lower than the Guidance Equity Income Fund’s total annual operating expense ratio due to higher acquired fund fees and expenses for the Guidance Equity Income Fund. However, please note that the TBC Equity Income Fund is subject to an annual distribution and/or service fee permitted by Rule 12b-1 under the 1940 Act of 0.20% of the Fund’s average daily net assets, while the Guidance Equity Income Fund is not even though certain of the Guidance Equity Income Fund’s underlying funds may pay an annual distribution and/or service fee. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

·
The maximum management fee for the Guidance Equity Income Fund is equal to an annual rate of 0.15% of the average daily net assets, while the maximum management fee for the TBC Equity Income Fund is equal to an annual rate of 0.55% of the average daily net assets. The administrative fee payable to the administrator for the TBC Equity Income Fund is also higher than the Guidance Equity Income Fund’s fee, at 0.15% for the TBC Equity Income Fund versus 0.05% for the Guidance Equity Income Fund. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

·
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the TBC Equity Income Fund. It is not expected that the TBC Equity Income Fund will revise any of its investment policies following the Reorganization to reflect those of the Guidance Equity Income Fund. It is currently anticipated that the Guidance Equity Income Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the TBC Equity Income Fund’s investment process. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

·
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM. Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization. Such expenses are estimated to be $10,968. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2014. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2014, and certain expenses have been restated to reflect current fees, as noted. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Guidance Equity Income Fund [3]	TBC Equity Income Fund [3]	Pro Forma TBC Equity Income Fund (assuming expected operating expenses if the Reorganization is approved)
Management Fee	0.15%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.00%	0.20%	0.20%
Other Expenses1	0.07%	0.17%	0.16%
Acquired Fund Fees and Expenses2	1.02%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.24%	0.92%	0.91%

1 “Other Expenses” include administrative fees payable to JNAM of 0.05% for the Guidance Equity Income Fund and 0.15% for the TBC Equity Income Fund.

2 Acquired fund fees and expenses are the indirect expenses of investing in other investment companies. The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

3 Expense information has been restated to reflect current fees.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

·	You invest $10,000 in a Fund for the time periods indicated;
·	Your investment has a 5% annual return;
·	Each Fund’s operating expenses remain the same as they were as of December 31, 2014, as restated above; and
·	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guidance Equity Income Fund	$126	$393	$681	$1,500
TBC Equity Income Fund	$94	$293	$509	$1,131
Pro Forma TBC Equity Income Fund (assuming expected operating expenses if the Reorganization is approved)	$93	$290	$504	$1,120

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. For the fiscal year ended December 31, 2014, the portfolio turnover rates for the Guidance Equity Income Fund and TBC Equity Income Fund were 18% and 47%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-adviser of the TBC Equity Income Fund with the investment adviser of the Guidance Equity Income Fund.

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser The Boston Company Asset Management LLC (“The Boston Company”)	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Not applicable

Comparison of Investment Objectives, Principal Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the TBC Equity Income Fund with those of the Guidance Equity Income Fund. The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
Investment Objective The investment objective of the Fund is to seek total return (consisting of capital appreciation and income).
Investment Objective
The investment objective of the Fund is to seek a potentially rising stream of income by investing in a selection of companies with a multiple-year history of increasing their dividend payouts over the long-term with some risk control through investment in other funds (the “Underlying Funds”).

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income, including covered call strategies. The Boston Company, the Fund’s sub-adviser (the “Sub-Adviser”), chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The Fund will emphasize those stocks with value characteristics,

Principal Investment Strategies
The Fund seeks to achieve its objective by investing in shares of the Underlying Funds. The Fund allocates the majority of its assets to Underlying Funds that invest primarily in equity-oriented securities of issuers in the U.S. and foreign countries, including emerging markets that pay a dividend. The Underlying Funds in which the Fund may invest each are a separate series of the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
although it may purchase growth stocks. The Sub-Adviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500/Citigroup Value Index.

JNL Investors Series Trust. Not all Funds of the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust are available as Underlying Funds. Please refer to Appendix B for a list of available Underlying Funds.

No corresponding strategy.
The Fund allocates its assets among Underlying Funds categorized by the Adviser as Alternative Assets, Alternative Strategies, Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Risk Management, Sector, Specialty, and Tactical Management.

No corresponding strategy.
The Fund considers the Underlying Funds in the Domestic/Global Fixed Income and International Fixed Income investment categories to be funds that invest primarily in fixed income securities, and the Underlying Funds in the Domestic/Global Equity, International, Sector, and Specialty investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Risk Management and Tactical Management investment categories include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies.

No corresponding strategy.
In determining allocations to any particular Underlying Fund, the Adviser considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure.

No corresponding strategy.
The Adviser may change the Underlying Funds in which the Fund invests from time to time at its discretion without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in Appendix B.

No corresponding strategy.	The Fund is “non-diversified” under the 1940 Act, and may invest more of its assets in fewer issuers than

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
“diversified” mutual funds.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

Risks	TBC Equity Income Fund	Guidance Equity Income Fund
Allocation risk		X
Commodity risk		X
Counterparty risk		X
Credit risk		X
Currency risk		X
Derivatives risk		X
Emerging markets and less developed countries risk		X
Equity securities risk	X	X
Fixed income risk		X
Foreign regulatory risk	X	X
Foreign securities risk		X
Investment style risk	X
Leverage risk		X
Liquidity risk		X
Managed portfolio risk	X	X
Market risk	X	X
Micro-cap company risk		X

Risks	TBC Equity Income Fund	Guidance Equity Income Fund
Non-diversification risk		X
Options risk	X
Sector risk		X
Settlement risk		X
Underlying Funds risk		X
* The above chart reflects only the principal risks of investing in both the Acquired Fund and the Acquiring Fund. For additional information about each principal risk and other applicable risks (including non-principal risks associated with investing in various types of securities), see Appendix B.

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the TBC Equity Income Fund with those of the Guidance Equity Income Fund.

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
(1) The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	The Fund is “non-diversified.”
(2) The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4) The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5) The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Acquiring Fund	Acquired Fund
TBC Equity Income Fund	Guidance Equity Income Fund
(6) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7) The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.
(8) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of broad-based securities market indices and a composite index which have performance characteristics similar to those of the Funds. Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts. If these amounts were reflected, returns would be less than those shown.

Guidance Equity Income Fund – Calendar Year Total Returns

Best Quarter (ended 3/31/2013): 6.39%; Worst Quarter (ended 9/30/2014): -1.67%

TBC Equity Income Fund – Calendar Year Total Returns

Best Quarter (ended 3/31/2013): 11.59%; Worst Quarter (ended 9/30/2014): 0.99%

Guidance Equity Income Fund – Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (February 6, 2012)
Guidance Equity Income Fund	8.62%	10.35%
MSCI World Value Index (Net) (reflects no deduction for fees, expenses or taxes)	3.69%	12.80%
60% Russell 1000 Value Index, 40% MSCI EAFE Value Index (Net) (reflects no deduction for fees, expenses or taxes)	5.59%	14.80%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	19.02%
MSCI EAFE Value Index (Net) (reflects no deduction for fees, expenses or taxes)	-5.39%	8.43%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	4.17%	11.39%

TBC Equity Income Fund – Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (February 6, 2012)
TBC Equity Income Fund	11.07%	18.81%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	12.36%	17.98%

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2014 and of the TBC Equity Income Fund on a pro forma combined basis as of December 31, 2014 after giving effect to the proposed Reorganization. The actual net assets of the Guidance Equity Income Fund and the TBC Equity Income Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the TBC Equity Income Fund will be received by shareholders of Guidance Equity Income Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of TBC Equity Income Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Guidance Equity Income Fund	$70,090,731	$12.63	5,548,753
TBC Equity Income Fund	$61,462,799	$14.36	4,278,659
Adjustments	$(10,968) (a)		(668,547) (b)

Pro forma TBC Equity Income Fund (assuming the Reorganization is approved)	$131,542,562	$14.36	9,158,865
(a) The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM. Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization. Such expenses are estimated to be $10,968. No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.
(b) The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Guidance Equity Income Fund to reflect the exchange of shares of the TBC Equity Income Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Guidance Equity Income Fund by the TBC Equity Income Fund. If the Reorganization had taken place on December 31, 2014, the Guidance Equity Income Fund would have received 4,880,206 shares of the TBC Equity Income Fund.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the Guidance Equity Income Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by the Guidance Equity Income Fund’s shareholders.
The Board recommends that you vote “FOR” this Proposal.
* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the shares of the Acquiring Fund distributed to the shareholders of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on September 18, 2015, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

The Trust currently offers one class of shares. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to shares of the Acquiring Fund. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s shares is currently equal to an annual rate of 0.20% of the average daily net assets attributable to those shares. Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.
Board Considerations

At a meeting of the Trust’s Board held on May 14, 2015, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered written memoranda and other supporting materials and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Board considered that the Reorganization is part of an overall rationalization of the Trust’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds that seek returns from similar asset classes and serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and seeks to achieve additional economies of scale. In addition, the Acquiring Fund generally has performed better as compared to the Acquired Fund. The objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:

·
Investment Objectives and Investment Strategies. The Board considered that the proposed Reorganization will permit Contract Owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals. The Board discussed the Funds’ investment objectives, noting that the Acquired Fund seeks a potentially rising stream of income by investing in a selection of companies with a multiple-year history of increasing their dividend payouts over the long-term with some risk control through investment in Underlying Funds, while the Acquiring Fund seeks total return (consisting of capital appreciation and income). The Board also noted that the Acquired Fund is a fund-of-funds that seeks to achieve its investment objective by investing a majority of its assets in Underlying Funds that invest primarily in equity-oriented securities of issuers in the U.S. and foreign countries, including emerging markets that pay a dividend, while the Acquiring Fund, under normal conditions, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The Board discussed the specific differences between the Funds’ principal investment policies and strategies, as well as their holdings. It considered management’s assertion that as of March 31, 2015, over 22% of the Funds’ holdings overlapped and that the Acquired Fund had a 15.06% allocation to the Acquiring Fund.

·
Operating Expenses. The Board noted that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a Combined Fund that has a gross expense ratio that is lower than that of the Acquired Fund currently. The Board considered that the Acquiring Fund has a significantly higher advisory fee than the Acquired Fund and that the Adviser pays a sub-advisory fee to the Acquiring Fund’s sub-adviser out of that advisory fee, while the Acquired Fund is subject only to an advisory fee. The Board also considered that the Acquiring Fund has a higher administrative fee than the Acquired Fund and that the Adviser would benefit from the Reorganization due to the higher advisory fee and administrative fee. It noted, however, that the Acquired Fund has a higher expense ratio than the Acquiring Fund because of acquired fund fees and expenses, which the Acquired Fund incurs in connection with its investments in its Underlying Funds. The Board considered management’s assertion that the Acquired Fund’s expense ratio is subject to change because it is, in part, driven by acquired fund fees and expenses (which can vary from time to time), and it noted that the Acquiring Fund does not have any acquired fund fees and expenses.

·
Similar Asset Base. The Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund with a larger asset base than that of the Acquired Fund currently. It considered that as of March 31, 2015, the Acquired Fund had assets of $72.3 million as compared to assets of $63.6 million for the Acquiring Fund. The Board considered that reorganizing the Acquired Fund into the Acquiring Fund appeared to be an efficient way to offer Contract Owners and other investors the ability to achieve economies of scale, and it noted that combining the two Funds will result in the Combined Fund reaching a breakpoint in the sub-advisory fee schedule.

·
Performance. The Board noted that, although past performance is not an indication of future results, the Acquiring Fund has a better performance history than the Acquired Fund. The Board considered that the Acquired Fund underperformed both its benchmark (the MSCI ACWI Index) and the Acquiring Fund for the one-year, three-year and since inception periods ended March 31, 2015, as well as for the 2013 and 2014 calendar years. The Board noted that, although the Acquiring Fund underperformed its benchmark (the S&P 500 Value Index) during the 2014 calendar year, it outperformed its benchmark for the one-year, three-year and since inception periods ended March 31, 2015, as well as for the 2013 calendar year. The Board noted that although the Acquiring Fund has had better overall performance, the Funds have relatively short track records, as both have an inception date of March 5, 2012. The Board also took into account the Funds’ risk adjusted performance for the one-year and three-year periods ended March 31, 2015 and noted that the Acquiring Fund had a higher Sharpe ratio than the Acquired Fund during those periods.

·
Investment Adviser, Sub-Advisers and Other Service Providers. The Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and service providers (other than the TBC Equity Income Fund’s sub-adviser). It considered that the Acquired Fund will retain the same investment adviser and other service providers after the Reorganization as it has currently. Specifically, it noted that the investment adviser for the Combined Fund will be JNAM. It discussed that the custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same immediately after the Reorganization. The Funds’ transfer agent will also be the same after the Reorganization. The distributor of the Funds’ shares, Jackson National Life Distributors LLC, will remain the same after the Reorganization. The Board considered that the Combined Fund will be managed by a sub-adviser, while the Acquired Fund currently does not have a sub-adviser. It noted management’s high level of conviction in the sub-adviser and the strong performance of the Acquiring Fund as compared to that of the Acquired Fund.

·
Federal Income Tax Consequences. Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization.  It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds.  The Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund.

·
Costs of Reorganization. The expenses of the Reorganization, other than transaction costs, will be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Plan, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Funds’ shareholders’, Contract Owners’ and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Fund; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Funds’ shareholders, Contract Owners and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative. The Board also considered alternative options available for the Acquired Fund.

For the reasons described above, the Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on May 14, 2015, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Funds.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust, the Adviser, and the Sub-Adviser for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company. Under Massachusetts law and the Trust’s Agreement and Declaration of Trust (“Declaration

of Trust”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees. The Acquiring Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLC (“JNAM” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to JVST and provides JVST with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as JVST, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the JVST pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the JVST pays JNAM a fee in respect of each Fund as described in that Fund’s Prospectus.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order also allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval. However, any amendment to an advisory agreement between the Adviser and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly. The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Most Recent Fiscal Year (Annual Rate Based on Average Net Assets)
TBC Equity Income Fund	$0 to $1 billion Over $1 billion	0.55% 0.50%	0.55%

The Adviser selects, contracts with, and compensates a sub-adviser to manage the investment and reinvestment of the assets of the Acquiring Fund. The Adviser monitors the compliance of the sub-adviser with the investment objectives and related policies of the Acquiring Fund and reviews the performance of such sub-adviser and reports periodically on such performance to the Board of Trustees of the Trust. Under the terms of the Sub-Advisory Agreement, the sub-adviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Trust. The sub-adviser formulates a continuous investment program for the Acquiring Fund consistent with its investment objectives and policies, as outlined in its Prospectus, and implements such program through the purchase and sale of securities. The sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such program. As compensation for its services, the sub-adviser receives a fee from the Adviser computed separately for the Acquiring Fund, stated as an annual percentage of the net assets of such Fund.

As compensation for its services for the Acquiring Fund, the Sub-Adviser receives a sub-advisory fee that is payable by the Adviser. The sub-advisory fee schedule is set forth below:

Acquiring Fund	Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
TBC Equity Income Fund	$0 to $100 million $100 million - $200 million Over $200 million	0.25% 0.20% 0.15%

A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in the Trust’s Annual Report to shareholders for the year ended December 31, 2014.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
TBC Equity Income Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

The Sub-Adviser

The Acquiring Fund’s investments are selected by The Boston Company, the Fund’s sub-adviser. The following table describes the Acquiring Fund’s sub-adviser, portfolio manager, and the portfolio manager’s business experience. Information about the portfolio manager’s compensation, other accounts he manages, and his ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 27, 2015, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
TBC Equity Income Fund	The Boston Company Asset Management LLC One Boston Place 201 Washington Street, 14th Floor Boston, MA 02108 Portfolio Manager John C. Bailer, CFA
John C. Bailer, CFA, Managing Director, is a member of the Large Cap Value Team at The Boston Company and has been a Research Analyst since 1999. He is responsible for the consumer, technology, and telecommunication sectors for the Dynamic Large Cap Value strategy and has been the Senior Portfolio Manager of the Equity Income strategy since 2005. Mr. Bailer has 20 years of industry experience and has been with the firm since 1992. Previously at The Boston Company, he was a Portfolio Coordinator responsible for asset allocation and client servicing of domestic value strategies. Mr. Bailer began his career in Corporate Finance at Mellon Financial Corporation where he was responsible for asset/liability analysis of the bank’s balance sheet. He graduated with distinction from Babson College with a B.S. in Accounting and Management Information Systems. Mr. Bailer also received an M.S. in Finance from Boston College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and The Boston Security Analysts Society.

Additional Information
Distribution Arrangements

Jackson National Life Distributors LLC (the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to the Trust. The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”). The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan. Under the Plan, the TBC Equity Income Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to interests. The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. The Guidance Equity Income Fund is not subject to the Plan.

The Distributor also has certain relationships with the sub-advisers of the Trust and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund. If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts. The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly. The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives. While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of any such publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open. Calculations of the NAV per share of the Acquiring Fund may be suspended by the Trust’s Board of Trustees. The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day’s NAV per share. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate. Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations. The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”). Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV. When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV. When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund. This type of excessive short-term trading activity is referred to herein as “market timing.” The Acquiring Fund is not intended as a vehicle for market timing. The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund. The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred. The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund. However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements. Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company. Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day’s NAV per share.

The Trust may suspend the right of redemption only under the following unusual circumstances:

·	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
·	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
·	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually. Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, does not expect to be required to pay any federal income or excise taxes. The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust and JNL Series Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the Trust for purposes of the Code. Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and certain other registered investment companies, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Fund. Distributions from the Acquiring Fund are not taxable to those shareholders. However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts. The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements. The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund’s and the Acquiring Fund’s operations. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund. The information does not reflect any charges imposed under a Contract. If charges imposed under a variable contract were reflected, the returns would be lower. You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. Each Fund’s financial statements are included in the Trust’s Annual Report, which is available upon request.

Jackson Variable Series Trust
Financial Highlights
For a Share Outstanding
			Increase (Decrease) from
			Investment Operations			Distributions from				Supplemental Data		Ratios(a)(e)
Period Ended	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to AverageNet Assets
JNAM Guidance - Equity Income Fund

12/31/2014		$12.20	$0.00	$1.05	$1.05	$(0.44)	$(0.18)	$12.63	8.62%	$70,091	18%	0.27%	0.27%	0.01%
12/31/2013		10.49	0.21	1.55	1.76	(0.04)	(0.01)	12.20	16.79	46,777	21	0.42	0.42	1.84
12/31/2012	*	10.00	0.16	0.33	0.49	–	–	10.49	4.90	17,856	11	0.46	0.46	1.75

* Commenced operations on February 6, 2012.
(a) Annualized for periods less than one year.
(b) Per share data calculated using average shares method.
(c) Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d) Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover rate is based on the Fund’s purchases or sales of the Underlying Funds.
(e) Ratios of net investment income and expenses to average net assets do not include the impact of the Underlying Funds’ expenses.

			Increase (Decrease) from
			Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/The Boston Company Equity Income Fund

12/31/2014		$13.38	$0.17	$1.32	$1.49	$(0.01)	$(0.50)	$14.36	11.07%	$61,463	47%	1.02%	1.02%	1.21%
12/31/2013		10.70	0.18	3.76	3.94	(0.14)	(1.12)	13.38	36.82	37,852	102	1.02	1.02	1.43
12/31/2012	*	10.00	0.21	0.64	0.85	(0.12)	(0.03)	10.70	8.49	16,670	45	1.06	1.06	2.28

* Commenced operations on February 6, 2012.
(a) Annualized for periods less than one year.
(b) Per share data calculated using average shares method.
(c) Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:00 a.m. Eastern Time, on August 31, 2015, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Guidance Equity Income Fund into the TBC Equity Income Fund, and any other business that may properly come before the Meeting. Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on July 6, 2015 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The By-laws of the Trust, dated September 7, 2011, as amended April 27, 2015, provide that except as otherwise provided by law, the Trust’s Agreement and Declaration of Trust or the By-laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The Agreement and Declaration of Trust for the Trust, dated September 7, 2011, as amended April 27, 2015 (the “Declaration of Trust”), is the same for each Fund. The Declaration of Trust provides that the Trust or any series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property or trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of the Trust or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of the Trust or such series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the Independent Trustees, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Required Vote

The Declaration of Trust confers on shareholders a right to vote on consolidation or termination of a series of the Trust under certain circumstances. In the event of a shareholder vote, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies. In addition, shares of the Trust are sold to certain funds of the Trust and the JNL Series Trust organized as funds-of-funds. Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract. Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund. Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company. The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners. As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date. The Insurance Companies have fixed the close of business on August 27, 2015 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund. The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $5,904.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners. As of July 6, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund. [Note: to be confirmed after 7/6/2015]

Because the shares of the Funds are sold only to the Insurance Companies, certain funds of the Trust and the JNL Series Trust organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
Guidance Equity Income Fund	[ ]

As of the Record Date, July 6, 2015, to the Trust’s knowledge, the following persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record: [To be updated by amendment]

Shareholder’s or Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNAM Guidance - Equity Income Fund

* * * * *

APPENDIX A
PLAN OF REORGANIZATION

JACKSON VARIABLE SERIES TRUST
JNAM GUIDANCE - EQUITY INCOME FUND
JNL/THE BOSTON COMPANY EQUITY INCOME FUND

This Plan of Reorganization has been entered into on September 18, 2015, by JACKSON VARIABLE SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its JNAM GUIDANCE - EQUITY INCOME FUND (the “Guidance Equity Income Fund,” or the “Acquired Fund”) and JNL/THE BOSTON COMPANY EQUITY INCOME FUND (the “TBC Equity Income Fund,” or the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein;

WHEREAS Article II, Section 1 of the Trust’s Declaration of Trust, dated September 7, 2011, as amended on April 27, 2015 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;

WHEREAS this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");
NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be September 18, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the

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number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.
4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.  The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, Jackson Variable Series Trust, on behalf of the JNAM Guidance - Equity Income Fund and JNL/The Boston Company Equity Income Fund, has caused this Plan of Reorganization to be executed and attested in the City of Lansing, State of Michigan, on the date first written above.

JACKSON VARIABLE SERIES TRUST

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President
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APPENDIX B

More Information on Strategies and Risk Factors

JNL/The Boston Company Equity Income Fund

Principal Investment Strategies. Under normal market conditions the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income, including covered call strategies. The Boston Company Asset Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The Fund will emphasize those stocks with value characteristics, although it may purchase growth stocks. The Sub-Adviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500/Citigroup Value Index. The S&P Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 that exhibit strong value characteristics. The Fund’s stock investments may include common stocks, preferred stocks, convertible securities, and American Depositary Receipts (“ADRs”), including those purchased in initial public offerings. The Fund may also invest in fixed income securities and money market instruments.

In selecting securities, the Sub-Adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including (i) value, or how a stock is priced relative to its perceived intrinsic worth; (ii) growth, in this case the sustainability or growth of earnings; and (iii) financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the Sub-Adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

Finally, the Sub-Adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Fund at times may overweight certain sectors in attempting to achieve higher yields.

The Fund may, but is not required to, use derivatives, such as options, futures, and options on futures (including those relating to stocks, indices, and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, or as a part of a hedging strategy.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

·	Equity securities risk
·	Foreign regulatory risk
·	Investment style risk
·	Managed portfolio risk
·	Market risk
·	Options risk

Please see the “Glossary of Risks” section below for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

·	Convertible securities risk
·	Depositary receipts risk
·	Derivatives risk
·	Growth investing risk
·	Temporary defensive positions and large cash positions risk

JNAM Guidance - Equity Income Fund

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in a diversified group of Underlying Funds. The Underlying Funds in which the Fund may invest each are a separate series of the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust. Not all Funds of the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Investors Series Trust are available as Underlying Funds. The Fund allocates its assets to Underlying Funds that invest in primarily in equity-oriented securities of issuers in the U.S. and foreign countries, including emerging markets, that pay a dividend.

In determining allocations to any particular Underlying Fund, Jackson National Asset Management, LLC, the Fund’s investment adviser (“JNAM” or the “Adviser”) considers, among other things, long-term market and economic conditions, historical performance of each Underlying Fund, and expected long-term performance of each Underlying Fund, as well as diversification to control overall portfolio risk exposure. Allocations among the Underlying Funds are periodically reviewed and may be modestly revised, based on changing market and economic conditions that may affect specific Underlying Funds or asset classes.

Generally, any changes among asset classes will be strategic in nature within a modest range around the target allocation set for each Underlying Fund; however, the Adviser may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but on future risk/return expectations. The Adviser reserves the right to replace Underlying Funds or other securities in its asset allocation model at any time.

The Fund considers the Underlying Funds in the Domestic/Global Fixed Income and International Fixed Income investment categories to be funds that invest primarily in fixed income securities, and the Underlying Funds in the Domestic/Global Equity, International, Sector, and Specialty investment categories to be funds that invest primarily in equity securities. The Underlying Funds in the Risk Management and Tactical Management investment categories include funds that can invest in a variety of asset classes in various proportions, may take measures to manage risk and/or adapt to prevailing market conditions and may have significant exposure to both fixed income and equity securities. To the extent the Fund invests in one of these Underlying Funds, the Fund’s exposure to fixed income securities and equity securities will be allocated according to the Underlying Fund’s relative exposure to these asset classes. The Fund considers the Underlying Funds in the Alternative Assets and Alternative Strategies investment categories to be funds that invest primarily in alternative assets and employ alternative strategies.

The Underlying Funds in which the Fund may invest may be changed from time to time at the discretion of the Adviser without notice or shareholder approval. Therefore, the Fund may invest in Underlying Funds that are not listed in the statutory prospectus.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in the respective Prospectus for the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC, or JNL Investors Series Trust for the particular information and the risks related to the Underlying Funds.

The following charts list the Underlying Funds available for investment as of the date of this Prospectus:

Domestic/Global Equity	Domestic/Global Fixed Income

Jackson Variable Series Trust	Jackson Variable Series Trust
JNL/DFA U.S. Micro Cap Fund	JNL/DoubleLine® Total Return Fund
JNL/Epoch Global Shareholder Yield Fund	JNL/PIMCO Credit Income Fund
JNL/The London Company Focused U.S. Equity Fund
JNL/T. Rowe Price Capital Appreciation Fund	JNL Series Trust
JNL/The Boston Company Equity Income Fund	JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL Series Trust	JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/Mellon Capital Bond Index Fund
JNL/Capital Guardian Global Balanced Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/PIMCO Real Return Fund
JNL/DFA U.S. Core Equity Fund	JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity	JNL/PPM America Floating Rate Income Fund
JNL/Franklin Templeton Global Growth Fund	JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Income Fund	JNL/Scout Unconstrained Bond Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/WMC Money Market Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Harris Oakmark Global Equity Fund	JNL Investors Series Trust
JNL/Invesco Large Cap Growth Fund	JNL/PPM America Low Duration Bond Fund
JNL/Invesco Mid Cap Value Fund	JNL/PPM America Total Return Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund	International Fixed Income
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL Series Trust
JNL/Mellon Capital Small Cap Index Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Oppenheimer Global Growth Fund	International
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund	Jackson Variable Series Trust
JNL/PPM America Value Equity Fund	JNL/Franklin Templeton Frontier Markets Fund
JNL/T. Rowe Price Established Growth Fund	JNL/Lazard International Strategic Equity Fund
JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/WCM Focused International Equity Fund
JNL/T. Rowe Price Value Fund
JNL/WMC Balanced Fund	JNL Series Trust
JNL/WMC Value Fund	JNL/Eastspring Investments Asia ex-Japan Fund
JNL/S&P Competitive Advantage Fund	JNL/Eastspring Investments China-India Fund
JNL/S&P Dividend Income & Growth Fund	JNL/Franklin Templeton International Small Cap Growth Fund
JNL/S&P Intrinsic Value Fund	JNL/Invesco International Growth Fund
JNL/S&P Total Yield Fund	JNL/JPMorgan International Value Fund
JNL/Lazard Emerging Markets Fund
JNL Variable Fund LLC	JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital 25 Fund	JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital JNL 5 Fund	JNL/Mellon Capital International Index Fund
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
Risk Management
Tactical Management
JNL Series Trust
JNL/AllianceBernstein Dynamic Asset Allocation Fund	JNL Series Trust
JNL/BlackRock Global Allocation Fund
JNL/Ivy Asset Strategy Fund

Sector	Specialty

JNL Series Trust	JNL Series Trust
JNL/Mellon Capital Utilities Sector Fund	JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
JNL/S&P International 5 Fund
JNL Variable Fund LLC	JNL/S&P Mid 3 Fund
JNL/Mellon Capital Communications Sector Fund
JNL/Mellon Capital Consumer Brands Sector Fund	JNL Variable Fund LLC
JNL/Mellon Capital Financial Sector Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital Healthcare Sector Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Mellon Capital Technology Sector Fund	Alternative Strategies

Alternative Assets	Jackson Variable Series Trust
JNL/AQR Risk Parity Fund
Jackson Variable Series Trust	JNL/BlackRock Global Long Short Credit Fund
JNL/Franklin Templeton Natural Resources Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/FAMCO Flex Core Covered Call Fund
JNL/Van Eck International Gold Fund	JNL/PPM America Long Short Credit Fund
JNL/Neuberger Berman Currency Fund
JNL Series Trust	JNL/Nicholas Convertible Arbitrage Fund
JNL/BlackRock Commodity Securities Strategy Fund
JNL/Brookfield Global Infrastructure and MLP Fund	JNL Series Trust
JNL/Invesco Global Real Estate Fund	JNL Multi-Manager Alternative Fund
JNL/Red Rocks Listed Private Equity Fund	JNL/AQR Managed Futures Strategy Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL/Westchester Capital Event Drive Fund

The Fund seeks to achieve the potential for a rising stream of income through the selection of companies with a multiple-year history of increasing their dividend payouts through its investment in Underlying Funds that invest primarily in equity-oriented securities that pay a dividend. Investments may include Underlying Funds that invest both in domestic and international stocks of large established companies with a track record of increasing dividend payments as well as stocks of smaller companies with above-average growth potential.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its net assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

·	Allocation risk
·	Commodity risk
·	Counterparty risk

·	Credit risk
·	Currency risk
·	Derivatives risk
·	Emerging markets and less developed countries risk
·	Equity securities risk
·	Fixed income risk
·	Foreign regulatory risk
·	Foreign securities risk
·	Leverage risk
·	Liquidity risk
·	Managed portfolio risk
·	Market risk
·	Micro-cap company risk
·	Non-diversification risk
·	Sector risk
·	Settlement risk
·	Underlying Funds risk

Please see the “Glossary of Risks” section below for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

·	Investment strategy risk
·	Large-capitalization investing risk
·	Mid-capitalization investing risk
·	Portfolio turnover risk
·	Prepayment risk
·	Real estate investment risk
·	Sector risk
·	Small-cap investing risk
·	Temporary defensive positions and large cash positions risk

Glossary of Risks

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors. The Fund is subject to the risk of changes in market and economic conditions when determining and revising the selection and percentages of allocations among appropriate Underlying Funds.

Commodity risk – Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and commodity-exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. The effect of future regulations affecting commodity-related industries cannot be predicted. Because of exposure to the commodities market, the value of the Fund may decline and fluctuate in a rapid and unpredictable manner.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material.

Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Derivatives risk – Certain Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in emerging market securities tend to be more volatile than investments in developed countries.

Less developed countries, or frontier market countries, are emerging market countries that are considered to be among the smallest, least mature and least liquid. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Fixed income risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Rising interest rates will generally cause the prices of bonds and other fixed income debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Longer maturity fixed income securities may be subject to greater price fluctuations than shorter maturity fixed income securities. Bonds and other fixed income debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a fixed income security will fail to make timely payments of principal or interest and the security will go into default. The Fund may be subject to a greater risk of rising interest rates in periods of historically low rates.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Funds’ expenses and may limit the Fund’s performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Investment style risk – The returns from a certain investment style may trail returns from the overall stock market. For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. A value stock may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met their valuations may return to more typical norms, causing their stock prices to fall. Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Large-capitalization investing risk – Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile. To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions. Such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. “Illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at price or value at which it is carried by the Fund. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Micro-cap company risk – Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Options risk – If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by a Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to a Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Fund.

When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Portfolio turnover risk – The Fund may actively trade securities or instruments in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase realized short-term capital gains and losses.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Real estate investment risk – Real estate is also affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including real estate investment trusts (“REITs”) and real estate operating companies, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. A real estate company may become liable for removal or other costs related to environmental contamination. Real estate companies tend to be small to medium-sized companies and share prices can be more volatile than, and perform differently from, larger company shares. The Fund could hold real estate directly if a company defaults on its debt securities. Direct ownership in real estate presents additional risks, including liquidity risks, declines in value of the properties, risks from general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations, increases in interest rates, and the risk of generating too much income that would not be qualifying income under Subchapter M.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Investment in REITs may be affected by the management skill of the persons managing the REIT and are often not diversified. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. REITs are also subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time. The Fund will bear a proportional share of the REITs’ expenses.

Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the portfolio managers’ choice of securities within the sector for investment.

Air transportation sector risk – The air transportation sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport sector while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Financial services sector risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Gold-mining companies sector risk – An investment in issuers in the gold-mining sector may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining sector.

Infrastructure companies sector risk – Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to: regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due, and general changes in market sentiment towards infrastructure and utilities assets.

Natural resource-related securities risk – An investment in natural resource-related securities may be subject to the risks associated with natural resource investments in addition to the general risk of the stock market. Such investments are more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors. Such factors may include price fluctuations caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters. A Fund that invests primarily in companies with natural resource assets is subject to the risk that it may perform poorly during a downturn in natural resource prices.

Precious metals-related securities risk – Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Utilities sector risk – Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. The continually changing regulatory environment, at both the state and federal level, has led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. Companies in the utilities industry may: (1) be subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during periods of inflation; (2) face restrictions on operations and increased costs due to environmental and safety regulations, including increased fuel costs; (3) find that existing plants and equipment or products have been rendered obsolete by technical innovations; (4) confront challenging environmental conditions, including natural or man-made disasters; (5) tackle difficulties of the capital markets in absorbing utility debt and equity securities; (6) incur risks associated with the operation of nuclear power plants; and (7) face the effects of energy conservation and other factors affecting the level of demand for services. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Adverse regulatory changes could prevent or delay utilities from passing along cost increases to customers, which could hinder a utility’s ability to meet its obligations to its suppliers. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could affect a company’s profitability and the value of its securities. In addition, federal, state and municipal governmental authorities may review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund and, to the extent a Fund is concentrated in the utilities sector, any potential material adverse impact may be magnified.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. In addition, when a Fund trades securities in foreign markets, especially in emerging and frontier markets, settlement and clearance procedures may differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. Small caps may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and sub-adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Underlying Funds risk – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend in part upon the investment manager’s ability to allocate investments in the Underlying Funds and their ability to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund also will bear its pro-rata portion of the operating expenses of the Underlying Funds, including Management and Administrative Fees and 12b-1 fees.

STATEMENT OF ADDITIONAL INFORMATION
JULY 20, 2015

JACKSON VARIABLE SERIES TRUST
JNAM Guidance - Equity Income Fund
(a series of Jackson Variable Series Trust)
(the “Acquired Fund”)

AND

JNL/The Boston Company Equity Income Fund
(a series of Jackson Variable Series Trust)
(the “Acquiring Fund”)
1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNAM Guidance - Equity Income Fund	JNL/The Boston Company Equity Income Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Fund as of July 6, 2015.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 333-177369 and 811-22613);

(2)	The Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);

This SAI is not a prospectus. A Proxy Statement and Prospectus dated July 20, 2015, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNAM Guidance - Equity Income Fund merging into JNL/The Boston Company Equity Income Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of JNAM Guidance - Equity Income Fund (“Guidance Equity Income Fund”) and JNL/The Boston Company Equity Income Fund (“TBC Equity Income Fund”) dated December 31, 2014. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended December 31, 2014 is intended to present supplemental data as if the proposed Reorganization of Guidance Equity Income Fund (the “Acquired Fund”) into TBC Equity Income Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of January 1, 2014. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM and sub-advised by The Boston Company Asset Management LLC. Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on September 18, 2015, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM. No sales or other charges will be imposed on Contract owners in connection with the Reorganization. Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization. Such expenses are estimated to be $10,968.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of December 31, 2014, the net assets of the Acquired Fund and the Acquiring Fund were $70,090,731 and $61,462,799, respectively. The net assets of the pro forma combined fund as of December 31, 2014 would have been $131,542,562 had the Reorganization occurred on that date. The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended December 31, 2014, the proposed Reorganization would result in an increase of $231,010 in management fees, an increase of $4,153 in administrative fees, and an increase in 12b-1 fees of $90,934 had the Reorganization occurred on January 1, 2014. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization.  It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds.  The Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

As of December 31, 2014, the Acquired Fund and the Acquiring Fund had no net capital loss carryforwards.

PART C
OTHER INFORMATION

Item 15.                           Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having  been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article VI of the Registrant's By-Laws provides the following:

The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered  Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

(b) The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.  Such determination must be made by disinterested Trustees or independent legal counsel.  Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.  For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f) Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j) The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.
The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 16. Exhibits

(1)			Amended and Restated Agreement and Declaration of Trust of Registrant dated April 27, 2015. [12]

(2)			Amended and Restated By-Laws of Registrant dated April 27, 2015. [12]

(3)			Not Applicable

(4)			Plan of Reorganization; filed as Appendix A to the Proxy Statement and Prospectus set forth as Part A of this Registration Statement on Form N-14.

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant's Amended and Restated Declaration of Trust and By-laws (Exhibits (1) and (2)).

(6)	(a)		Jackson National Asset Management, LLC ("JNAM")

		(i)	Investment Advisory and Management Agreement between JNAM and Registrant dated April 27, 2015. [12]

	(b)		The Boston Company Asset Management LLC ("The Boston Company")

		(i)	Investment Sub-Advisory Agreement between JNAM and The Boston Company dated April 27, 2015. [12]

(7)	(a)	(i)
Participation Agreement between Registrant, Jackson National Life Insurance Company ("Jackson National Life"), American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.[2]

(ii)
Amendment, effective May 1, 2013, to Participation Agreement between Registrant, Jackson National Life, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.[8]

(iii)
Second Amendment, effective December 31, 2014, to Participation Agreement between Registrant, Jackson National Life, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012. [12]

(iv)
Amendment, effective April 27, 2015, to Participation Agreement between Registrant, Jackson National Life, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012, to be filed by amendment.

	(b)	(i)
Participation Agreement between Registrant, Jackson National Life Insurance Company of New York ("JNLNY"), American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.[2]

(ii)
Amendment, effective May 1, 2013, to Participation Agreement between Registrant, JNLNY, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.[8]

(iii)
Second Amendment, effective December 31, 2014, to Participation Agreement between Registrant, JNLNY, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012. [12]

(iv)
Amendment, effective April 27, 2015, to Participation Agreement between Registrant, JNLNY, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012, to be filed by amendment.

	(c)	(i)
Participation Agreement between Registrant, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc, iShares U.S. ETF Company, Inc., and iShares Sovereign Screened Global Bond Fund, Inc. (collectively, "iShares") dated January 31, 2012.[3]

		(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Registrant and iShares dated January 31, 2012, to be filed by amendment.

	(d)	(i)	Investing Fund Agreement between Registrant and Market Vectors ETF Trust dated February 13, 2013.[6]

		(ii)	Amendment, effective April 27, 2015, to Investing Fund Agreement between Registrant and Market Vectors ETF Trust dated February 13, 2013, to be filed by amendment.

	(e)	(i)	Participation Agreement between Registrant and PIMCO ETF Trust dated January 31, 2012.[3]

		(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Registrant and PIMCO ETF Trust dated January 31, 2012, to be filed by amendment.

	(f)	(i)
Purchasing Fund Agreement between Registrant, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (collectively, "PowerShares") dated January 31, 2012.[3]

		(ii)	Amendment, effective April 27, 2015, to Purchasing Fund Agreement between Registrant and PowerShares dated January 31, 2012, to be filed by amendment.

	(g)	(i)	Purchasing Fund Agreement between Registrant, SPDR® Dow Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust dated January 31, 2012.[3]

(ii)
Amendment, effective April 27, 2015, to Purchasing Fund Agreement between Registrant, SPDR® Dow Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust dated January 31, 2012, to be filed by amendment.

	(h)	(i)	Investing Fund Agreement between Registrant, The Select Sector SPDR Trust, SPDR Series Trust, and SPDR Index Shares Funds dated January 31, 2012.[3]

(ii)
Amendment, effective April 27, 2015, to Purchasing Fund Agreement between Registrant, The Select Sector SPDR Trust, SPDR Series Trust, and SPDR Index Shares Funds dated January 31, 2012, to be filed by amendment.

	(i)	(i)
Investing Agreement between Registrant, Vanguard Admiral Funds, Vanguard Bond Index Funds, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Star Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds, and Vanguard World Funds (collectively, "Vanguard") dated January 31, 2012.[3]

		(ii)	Amendment, effective April 27, 2015, to Investing Agreement between Registrant and dated January 31, 2012, to be filed by amendment.

	(j)	(i)	Investing Fund Participation Agreement between Registrant and FlexShares Trust dated December 16, 2013. [10]

		(ii)	Amendment, effective April 27, 2015, to Investing Fund Participation Agreement between Registrant and FlexShares Trust dated December 16, 2013, to be filed by amendment.

	(k)	(i)
Participation Agreement between Registrant and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX® Fund, and First Trust Exchange-Traded AlphaDEX® Fund II  (collectively, "First Trust") dated April 24, 2014.[11]

		(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Registrant and First Trust dated April 24, 2014, to be filed by amendment.

	(l)	(i)	Participation Agreement between Registrant and Schwab Strategic Trust dated April 22, 2014. [11]

		(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Registrant and Schwab Strategic Trust dated April 22, 2014, to be filed by amendment.

	(m)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC ("JNLD"), effective September 10, 2012.[5]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013.[6]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013.[8]

		(iv)	Amendment, effective December 31, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013. [10]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013. [10]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013.[11]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2013. [12]

(8)			Not Applicable.

(9)	(a)	(i)	Master Global Custody Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase Bank, N.A. ("JPMorgan Chase") dated March 24, 2011.[1]

		(ii)	Mutual Fund Rider, dated March 24, 2011, to the Global Custody Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase dated March 24, 2011.[1]

(iii)
Settled Securities Class Action Services Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase dated March 24, 2011, which supplements the Master Global Custody Agreement between Curian Series Trust and JPMorgan Chase dated March 24, 2011.[1]

		(iv)	Addendum to Master Global Custody Agreement between Registrant and JPMorgan Chase dated November 30, 2011.[2]

		(v)	Amendment, effective March 1, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[4]

		(vi)	Amendment, effective September 10, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[5]

		(vii)	Amendment, effective December 14, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[6]

		(viii)	Amendment, effective April 29, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[6]

		(ix)	Amendment, effective September 16, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[8]

		(x)	Amendment, effective April 28, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011. [10]

		(xi)	Amendment, effective September 15, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.[11]

		(xii)	Amendment, effective April 27, 2015, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011. [12]

	(b)	(i)
Master Global Custody Agreement between JPMorgan Chase, and JNL/AQR Managed Futures Strategy Fund Ltd. and JNL/BlackRock Global Allocation Fund, Ltd. ("Cayman Custody Agreement"), effective June 16, 2011; Settled Securities Class Action Services Addendum, dated June 16, 2011; and International Proxy Voting Addendum, dated June 16, 2011. [11]

		(ii)	Addendum, effective July 1, 2013, to the Cayman Custody Agreement dated June 16, 2011.[8]

		(iii)	Addendum, effective April 28, 2014, to the Cayman Custody Agreement dated June 16, 2011.[10]

		(iv)	Addendum, effective April 27, 2015, to the Cayman Custody Agreement dated June 16, 2011, to be filed by amendment.

	(c)	(i)	Holding Account Agreement, effective July 1, 2013, between Registrant, on behalf of the Curian/Van Eck International Gold Fund Ltd., and The Bank of Nova Scotia ("Scotiabank").[8]

(ii)
Amendment, effective April 27, 2015, to Holding Account Agreement, effective July 1, 2013, between Registrant, on behalf of the JNL/Van Eck International Gold Fund Ltd. and The Bank of Nova Scotia ("Scotiabank"), to be filed by amendment.

(10)	(a)		Distribution Plan, effective September 10, 2012.[5]

	(b)		Amendment to Distribution Plan, dated September 11, 2012.[6]

	(c)		Amendment to Distribution Plan, effective April 29, 2013.[6]

	(d)		Amendment to Distribution Plan, effective September 16, 2013.[7]

	(e)		Amendment to Distribution Plan, effective April 28, 2014.[9]

	(f)		Amendment to Distribution Plan, effective September 15, 2014.[11]

	(g)		Amendment to Distribution Plan, effective April 27, 2015. [12]

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, attached hereto.

(12)			Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statemenet to be filed by amendment.

(13)	(a)		Administration Agreement between Registrant and JNAM dated April 27, 2015. [12]

	(b)	(i)	Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[2]

		(ii)	Amendment, effective March 1, 2012, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[4]

		(iii)	Amendment, effective September 10, 2012, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[5]

		(iv)	Amendment, effective April 29, 2013, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[6]

		(v)	Amendment, effective August 28, 2013, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[9]

		(vi)	Amendment, effective September 16, 2013, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[8]

		(vii)	Amendment, effective April 28, 2014, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[10]

		(viii)	Amendment, effective August 21, 2014, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[11]

		(ix)	Amendment, effective September 15, 2014, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.[11]

		(x)	Amendment, effective April 27, 2015, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011. [12]

	(c)		Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated January 1, 2012.[2]

	(d)		Management Fee Waiver Agreement, effective April 27, 2015, between Registrant and JNAM. [12]

	(e)		Management Fee Waiver Agreement, effective April 27, 2015, between Registrant and JNAM. [12]

	(f)	(i)	Fund Compliance Services Agreement between Registrant and JFS effective October 5, 2011.[2]

		(ii)	Amendment, effective December 14, 2012, to Fund Compliance Services Agreement between Registrant and JFS dated October 5, 2011.[6]

		(iii)	Amendment, effective August 28, 2013, to Fund Compliance Services Agreement between Registrant and JFS dated October, 2011.[9]

(g)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Curian Series Trust, JNAM and Curian Capital, LLC. [12]

	(h)		Initial Capital Agreement, dated November 30, 2011, between Registrant and Jackson National Life.[2]

(14)			Consent of Auditors, attached hereto.

(15)			None.

(16)			Powers of Attorney, dated June 4, 2015, attached hereto

(17)			Form of Voting Instructions and Proxy Card, attached hereto

[1]
Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its registration statement on Form N-1A (333-177369; 811-22613) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on October 19, 2011.

[2]	Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the SEC on January 26, 2012.

[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the SEC on March 1, 2012.

[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.

[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.

[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2013.

[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A filed with the SEC on June 14, 2013.

[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.

[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed with the SEC on March 14, 2014.

[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.

[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.

[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.

Item 17.                           Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the "1933 Act"), this Registration Statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois on the 18th day of June 2015.

JACKSON VARIABLE SERIES TRUST

/s/ Diana R. Gonzalez
Diana R. Gonzalez
Assistant Vice President

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ David W. Agostine by Diana R. Gonzalez *	June 18, 2015
David W. Agostine
Trustee

/s/ Gregory P. Contillo by Diana R. Gonzalez *	June 18, 2015
Gregory P. Contillo
Trustee

/s/ Dylan E. Taylor by Diana R. Gonzalez *	June 18, 2015
Dylan E. Taylor
Trustee

/s/ Mark S. Wehrle by Diana R. Gonzalez *	June 18, 2015
Mark S. Wehrle
Trustee

/s/ Scot T. Wetzel by Diana R. Gonzalez *	June 18, 2015
Scot T. Wetzel
Trustee

/s/ Mark D. Nerud by Diana R. Gonzalez *	June 18, 2015
Mark D. Nerud
President and Chief Executive Officer

/s/ Daniel W. Koors by Diana R. Gonzalez *	June 18, 2015
Daniel W. Koors
Treasurer and Chief Financial Officer

* By Diana R. Gonzalez, Attorney In Fact

EXHIBIT LIST
Exhibit Number	Exhibit Description
(11)	Opinion and Consent of Counsel regarding legality of shares being registered
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney, dated June 4, 2015
(17)	Form of Voting Instructions and Proxy Card